EXHIBIT 99





              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

          The undersigned certify, pursuant to 18 U.S.C., Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly report on Form 10-QSB of Pinnacle Financial Corporation (the "Company") for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: AUGUST 9, 2002                By: /S/ L. JACKSON MCCONNELL
      --------------                    ------------------------
                                            L. Jackson McConnell
                                            Chairman and Chief
                                            Executive Officer


Date: AUGUST 9, 2002                By: /S/ H. THOMAS WARREN III.
      --------------                    -------------------------
                                        H. Thomas Warren III
                                        Chief Financial Officer